ACQUISITIONS AND DIVESTITURES	12 Months Ended
Dec. 31, 2021
Business combinations and discontinued operations [Abstract]
ACQUISITIONS AND DIVESTITURES
4 ■ Acquisitions and Divestitures

a) Lagunas Norte
On February 16, 2021, Barrick announced it had entered into an agreement to sell its 100% interest in the Lagunas Norte gold mine in Peru to Boroo Pte Ltd. (“Boroo”) for total consideration of up to $81 million, with $20 million of cash consideration on closing, additional cash consideration of $10 million payable on the first anniversary of closing and $20 million payable on the second anniversary of closing, a 2% net smelter return royalty, which may be purchased by Boroo for a fixed period after closing for $16 million, plus a contingent payment of up to $15 million based on the two-year average gold price. An impairment reversal of $86 million was recognized in the first quarter of 2021. Refer to note 21 for further details. The transaction closed on June 1, 2021 and we recognized a gain on sale of $4 million in the second quarter of 2021 based on a final fair value of consideration of $65 million. We remain contractually liable for all tax matters that existed prior to our divestiture until these matters are resolved. In addition, Boroo assumed 50% of the $173 million reclamation bond obligations for Lagunas Norte upon closing and will assume the other 50% within one year of closing.

b) Acquisition of South Arturo Non-Controlling Interest
On September 7, 2021, Barrick announced NGM had entered into a definitive asset exchange agreement (the "Exchange Agreement") with i-80 Gold Corp. ("i-80 Gold") to acquire the 40% interest in South Arturo that NGM did not already own, in exchange for the Lone Tree and Buffalo Mountain properties and infrastructure, which were in care and maintenance at the time. The exchange transaction closed on October 14, 2021.
The Exchange Agreement provides for payment to NGM of contingent consideration of up to $50 million based on mineral resources from the Lone Tree property. In connection with the asset exchange, NGM also entered into toll-milling agreements providing i-80 Gold with interim processing capacity at NGM’s autoclave facilities until the earlier of the three-year anniversary of the asset exchange and the date on which the Lone Tree facility is operational, and separately at NGM’s roaster facilities for a 10-year period, which was assigned a fair value of $nil. In addition, each party assumed the environmental liabilities and closure bonding for their acquired properties. In conjunction with the closing of the transaction on October 14, 2021, NGM subscribed for $48 million in common shares of i-80 Gold.
We assigned a fair value of $175 million to the transaction and recognized a gain of $205 million in the fourth quarter of 2021 in relation to the disposition of Lone Tree. Lone Tree was in a net liability position, which resulted in a gain that exceeded the fair value. In addition, we recognized a loss of $85 million in equity in the fourth quarter, representing our share of the difference between the carrying value of the South Arturo non-controlling interest and the fair value of the transaction.

c) Massawa Project
On March 4, 2020, Barrick and our Senegalese joint venture partner completed the sale of our aggregate 90% interest in the Massawa project (“Massawa”) in Senegal to Teranga Gold Corporation (“Teranga”), now Endeavour Mining Corporation, for total consideration fair valued at
$440 million on the date of closing. Barrick received 92.5% of the consideration for its interest in the Massawa project, with the balance received by Barrick’s local Senegalese partner. Barrick received a net of $256 million in cash and 19,164,403 Teranga common shares (worth $104 million at the date of closing) plus a contingent payment of up to $46.25 million based on the three-year average gold price, which was valued at $28 million at the date of closing. The cash consideration received was net of $25 million that Barrick provided through its participation in the $225 million syndicated debt financing facility secured by Teranga in connection with the transaction. In the first quarter of 2021, we received full repayment of the outstanding loan. The difference between the fair value of consideration received and the carrying value of the assets on closing was $54 million and was recognized as a gain in the first quarter of 2020.

d) Eskay Creek
On August 4, 2020 Barrick entered into a definitive agreement with Skeena Resources Limited (“Skeena”) pursuant to which Skeena exercised its option to acquire the Eskay Creek project in British Columbia and Barrick waived its back-in right on the Eskay Creek project. The consideration under the definitive agreement consisted of: (i) the issuance by Skeena of 22,500,000 units (the “Units”), with each Unit comprising one common share of Skeena and one half of a warrant, with each whole warrant entitling Barrick to purchase one additional common share of Skeena at an exercise price of C$2.70 each until the second anniversary of the closing date; (ii) the grant of a 1% NSR royalty on the entire Eskay Creek land package; and (iii) a contingent payment of C$15 million payable during a 24-month period after closing. The transaction closed on October 5, 2020 and we recognized a gain of $59 million for the year ended December 31, 2020.

e) Bullfrog
On October 13, 2020, wholly-owned subsidiaries of Barrick and Bullfrog Gold Corp. (“Bullfrog”) entered into a definitive agreement pursuant to which Barrick agreed to sell to Bullfrog all of Barrick’s mining claims, historical resources, permits, rights of way and water rights in the Bullfrog mine area (the “Barrick Lands”). Consideration for the transaction consisted of (i) the issuance by Bullfrog of 54,600,000 units, with each unit comprising one common share of Bullfrog and one warrant entitling Barrick to purchase one additional common share of Bullfrog at an exercise price of C$0.30 each until the fourth anniversary of the closing date, and (ii) a 2% NSR royalty on all minerals produced from the Barrick Lands, subject to a maximum aggregate NSR royalty of 5.5% on any individual mining claim and a minimum 0.5% NSR royalty granted to Barrick on any individual mining claim. The transaction closed on October 26, 2020 and we recognized a gain of $22 million for the year ended December 31, 2020.

f) Morila
On November 10, 2020, Barrick and AngloGold Ashanti Limited completed the sale of our combined 80% interest in the Morila gold mine in Mali to Firefinch Limited (previously Mali Lithium Limited) for $28.8 million cash consideration. The State of Mali continues to hold the remaining 20% of the Morila gold mine. The consideration received was allocated against the interests that AngloGold Ashanti and Barrick held in Morila, as well as intercompany loans that Barrick held against Morila, and the transaction resulted in a gain for Barrick of $27 million for the year ended December 31, 2020.